UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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National Western Life Insurance Company
(Name of Registrant as Specified in its Charter)

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National Western Life Insurance Company

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 19, 2015

This proxy statement/prospectus supplement (the “Proxy/Prospectus Supplement”) amends, supplements and updates the (i) definitive proxy statement of National Western Life Insurance Company, a Colorado corporation (the “Company,” “NWLIC,” “we,” “our” and “us”) filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”) regarding the Annual Meeting of Shareholders of the Company to be held on Friday, June 19, 2015 at 9 a.m. local time at the Moody Gardens Hotel at Seven Hope Boulevard, Galveston, Texas 77554 (the “Annual Meeting”) and (ii) the prospectus of National Western Life Group, Inc. (“Newco”) filed with the Securities and Exchange Commission on April 30, 2015 (the “Prospectus” and, together with the Proxy Statement, the “Proxy Statement/Prospectus”) relating to its issuance of Class A and Class B common stock in connection in the Reorganizational Proposal described below. Except as amended, supplemented or updated by this Proxy/Prospectus Supplement, all information set forth in the Proxy Statement/Prospectus remains unchanged and should be considered in casting your vote by proxy or in person at the Annual Meeting. To the extent that information in this Proxy/Prospectus Supplement differs from, conflicts with, or updates information contained in the Proxy Statement/Prospectus, the information in this Proxy/Prospectus Supplement is more current and shall prevail.

As described in the Proxy Statement/Prospectus, we are asking shareholders to vote on a proposal to reorganize our company into a holding company (Proposal 1), which we refer to as the “Reorganization Proposal,” pursuant to which our present company will become a subsidiary of a newly formed Delaware corporation with the name, National Western Life Group, Inc., and all stockholders of the Company will become the stockholders of such newly formed Delaware corporation.  The purpose of this Proxy/Prospectus Supplement is to update the Proxy Statement/Prospectus to inform you that Newco’s certificate of incorporation (the “restated certificate of incorporation”) and/or bylaws (the “bylaws”) will:

(i)
Permit the bylaws to be altered, amended or repealed or new bylaws to be adopted by (1) a majority vote of the board of directors or (2) the affirmative vote of a majority of the shares of capital stock entitled to vote.

(ii)
Elect not to be governed by Section 203 of the General Corporation Law of the State of Delaware (“DGCL”), an anti-takeover provision of the DGCL, which, if it had been applicable to Newco, would have prohibited Newco from engaging in any “business combination” with any “interested stockholder” for a period of three years following the time that the stockholder became an interested stockholder, unless certain approvals were obtained by the board of directors and/or stockholders, as applicable, or certain other requirements were satisfied, as provided in Section 203 of the DGCL.

(iii)
Provide that a special meeting of the stockholders may be called by the Secretary upon the written request of record holder(s) of at least ten percent of the outstanding shares of Newco’s common stock.

Revised versions of Newco’s restated certificate of incorporation and bylaws are attached to this Proxy/Prospectus Supplement as Annexes II and III, respectively, and such documents amend, restate, and otherwise replace in their entirety Annexes II and III, respectively, contained in the Proxy Statement/Prospectus. All references in the Proxy Statement/Prospectus to Annexes II and III shall refer to Annexes II and III in this Proxy/Prospectus Supplement.

Your vote is very important. The Board of Directors encourages you to consider the information in the Proxy Statement/Prospectus, as amended by this Proxy/Prospectus Supplement, when considering how you will vote on the Reorganization Proposal and the other proposals contained in the Proxy Statement. The Board of Directors unanimously recommends a vote “FOR” the Reorganization Proposal. If you have not voted your shares, the Board of Directors encourages you to submit your vote as soon as possible by following the instructions in the Notice of Internet Availability of Proxy Materials previously sent to you, or the instructions previously sent to you by your broker or nominee.

If you have already submitted your vote and wish to change your vote, please follow the instructions as set forth under “Revocability of Proxy” in the Proxy Statement, which provides that a person giving his, her or its proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by (1) delivering written notice of revocation to our Secretary at our principal offices at 850 East Anderson Lane, Austin, Texas 78752, (2) duly executing and delivering a proxy for the Annual Meeting bearing a later date, or (3) if a record holder of our common stock, voting in person at the Annual Meeting.

We have engaged Morrow & Co., LLC, a professional proxy solicitation firm, to aid in the solicitation of proxies for the 2015 Annual Meeting of Shareholders.  Morrow & Co., LLC may solicit proxies by personal interview, mail, telephone, facsimile, email or otherwise.  We will pay Morrow & Co., LLC a fee, estimated to be approximately $5,000, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies.

The following information amends, supplements and, where applicable, replaces the information under the heading “Risk Factors” and under the headings “Description of Newco Capital Stock,” and “Comparative Rights of Holders of NWLIC Capital Stock and Newco Capital Stock” under “Proposal 1 – Reorganization” of the Proxy Statement/Prospectus. The information below may not contain all the information that is important to you with respect to Proposal 1 - The Reorganization Proposal. We urge you to read this Proxy/Prospectus Supplement and the Proxy Statement/Prospectus carefully, including the attached Annexes and the other documents incorporated by reference in the Proxy Statement/Prospectus.

UPDATES TO RISK FACTORS

The risk factors entitled “As a stockholder of a Delaware corporation, and based on Newco’s restated certificate of incorporation and bylaws, your rights after the Reorganization will be different from, and may be less favorable than, your current rights as a shareholder of a Colorado corporation and based on NWLIC’s restated articles of incorporation and bylaws” and “Anti-takeover provisions in Newco’s restated certificate of incorporation and bylaws and under Delaware law may delay or prevent a third party acquisition of Newco, which could decrease the value of Newco’s Class A and Class B common stock” in the Proxy Statement are amended and restated in their entirety as follows:

As a stockholder of a Delaware corporation, and based on Newco’s restated certificate of incorporation and bylaws, your rights after the Reorganization will be different from, and may be less favorable than, your current rights as a shareholder of a Colorado corporation and based on NWLIC’s restated articles of incorporation and bylaws.

After the completion of the Reorganization, you will become a stockholder of a public company incorporated in Delaware instead of Colorado and will be subject to the terms of Newco’s restated certificate of incorporation and bylaws instead of NWLIC’s restated articles of incorporation and bylaws. As a result, your rights as a stockholder will be governed by Delaware corporate law as opposed to Colorado corporate law, and by the terms of the organizational documents of Newco as opposed to the organizational documents of NWLIC. Because they are separate bodies of law and separate organizational documents, Delaware corporate law will be different from Colorado corporate law and Newco’s organizational documents will be different from NWLIC’s organizational documents. Although many of these differences will not have a significant impact on the rights of stockholders, some of these differences may be less favorable to stockholders. Some of the differences between Delaware and Colorado corporate law, and Newco’s and NWLIC’s organizational documents, that may be less favorable to stockholders after the completion of the Reorganization are the following:

•
under Newco’s bylaws, advance notice is required for stockholders to submit nominations for election to the board of directors and to propose matters that can be acted upon by stockholders at a meeting, including requirements as to the content and timely provision of such a notice, as opposed to Colorado corporate law and NWLIC’s organizational documents, which do not impose such advance notice requirements on stockholders;

•
under Newco’s restated certificate of incorporation, any action taken by stockholders must be taken at an annual or special meeting of the stockholders and may not be taken by stockholders by written consent without a meeting, as opposed to Colorado corporate law and NWLIC’s organizational documents, which, taken together, permit stockholders of NWLIC to take action by written consent in lieu of a meeting so long as consent to such action is unanimous; and

•	under Delaware corporate law, fewer corporate transactions give rise to dissenters’ rights than under Colorado corporate law.

These differences may limit the significance of your rights as a stockholder in these contexts. For a discussion of these and other differences between Delaware and Colorado corporate law, and certain provisions of the organizational documents of Newco and NWLIC, see “Description of Newco Capital Stock,” “Description of NWLIC Capital Stock” and “Comparative Rights of Holders of Newco Capital Stock and NWLIC Capital Stock” below.

Anti-takeover provisions in Newco’s restated certificate of incorporation and bylaws and under Delaware law may delay or prevent a third party acquisition of Newco, which could decrease the value of Newco’s Class A and Class B common stock.

The restated certificate of incorporation and bylaws of Newco, as well as Delaware law, contain provisions that could make it more difficult for a third party to acquire it without the consent of its Board of Directors. For example:

•
Newco’s bylaws limit the business at special meetings of the stockholders to the purpose stated in the notice of the meeting; provided that Newco’s board of directors has the authority to submit additional matters to the stockholders and to cause other business to be transacted;

•
Newco’s bylaws establish advance notice requirements for submitting nominations for election to the board of directors and for proposing matters that can be acted upon by stockholders at a meeting, including requirements as to the content and timely provision of such a notice;

•
Newco’s bylaws limit the ability of Newco’s stockholders to request a special meeting of the stockholders, requiring a requesting stockholder to be a record holder of at least 10% of the outstanding shares of common stock of Newco;

•
Newco’s restated certificate of incorporation grants the holders of Class A common stock the exclusive right to elect one-third (1/3) of the members of our board of directors (plus one director for any remaining fraction) and the holders of Class B common stock the exclusive right to elect the remaining members of Newco’s board of directors;

•
Newco’s restated certificate of incorporation and bylaws limit the removal of any director elected by the holders of the Class A common stock or the Class B common stock voting as a separate class or otherwise designated as a Class A or Class B director to removal, with or without cause, solely by the affirmative vote of a majority of the holders of the Class A common stock or Class B common stock, as applicable, voting as a separate class and then entitled to vote at an election of such designated directors;

•
Newco’s restated certificate of incorporation and bylaws limit the filling of director vacancies to the vote of the majority of the remaining directors, even if less than a quorum, who were elected or designated by the same class of stockholders who elected or designated the director whose position is being filled or, if there are no such remaining directors, then by the holders of the same class of stock who elected the director whose position is being filled; and

•
Newco’s restated certificate of incorporation requires that any action taken by stockholders only be taken at an annual or special meeting of the stockholders and prohibits any stockholder action from being taken by written consent without a meeting.

Although we believe all of these provisions will make a higher third-party bid more likely by requiring potential acquirers to negotiate with the board of directors, these provisions will apply even if an initial offer may be considered beneficial by some stockholders and therefore could delay and/or prevent a deemed beneficial offer from being considered.

 UPDATES TO DESCRIPTION OF NEWCO CAPITAL STOCK

The subsections entitled “Stockholder Action; Special Meetings of Stockholders,” “Amendment to the Restated Certificate of Incorporation and Bylaws,” and “Delaware Anti-Takeover Statute” in “Description of Newco Capital Stock” under “Proposal 1 – Reorganization” of the Proxy Statement are amended and restated in its entirety as follows:

Stockholder Action; Special Meetings of Stockholders

The restated certificate of incorporation of Newco provides that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of the stockholders may only be taken at an annual or special meeting before which it is properly brought, and not by written consent without a meeting. The bylaws also provide that special meetings of stockholders may be called by (i) the board of directors, (ii) the chairman of the board of directors, (iii) the President, (iv) the Chief Executive Officer, or (v) the Secretary upon the written request of the record holder(s) of at least 10% of the outstanding shares of Newco’s common stock.

Amendment to the Restated Certificate of Incorporation and Bylaws

The restated certificate of incorporation may generally be amended (after the board of directors adopts a resolution declaring the advisability of such an amendment) by a majority of its stockholders, except with respect to provisions regarding the board of directors, limitations on director liability and indemnification and advancement of expenses to directors and officers, stockholder meetings, and amendments to the restated certificate of incorporation and bylaws, which provisions of the restated certificate of incorporation may only be amended upon approval of holders of at least 66-2/3% of Newco’s outstanding voting stock. The restated certificate of incorporation separately requires the approval of at least 75% of the voting power of all outstanding Class A common stock to amend certain provisions of the restated certificate of incorporation relating to the dividend and liquidation preferences of the Class A common stock. The bylaws may generally be amended by the board of directors or by stockholders upon approval of holders of at least a majority of Newco’s outstanding voting stock.

Delaware Anti-Takeover Statute

Newco has elected not to be governed by or subject to the provisions of Section 203 of the DGCL, an anti-takeover law. Therefore, Newco will not be subject to the anti-takeover protections that would have been provided by Section 203 of the DGCL, and Newco will not be prohibited from engaging in a “business combination” with an “interested stockholder” that may have otherwise been prohibited by Section 203 of the DGCL.

Subject to exceptions, the statute prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless:

•	prior to such date, the Board of Directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding, those shares owned by (1) persons who are directors and also officers and (2) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer); or

•
on or after such date, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder.

For purposes of Section 203, a “business combination” includes a merger, asset sale, or other transaction resulting in a financial benefit to the interested stockholder, with an “interested stockholder” being defined as a person who, together with affiliates and associates, owns (or who is an affiliate or associate of the corporation and did own within three years prior to the date of determination whether the person is an "interested stockholder") 15% or more of the corporation’s voting stock.

UPDATES TO DESCRIPTION OF COMPARATIVE RIGHTS OF HOLDERS OF NWLIC CAPITAL STOCK AND NEWCO CAPITAL STOCK

The following subsections in “Comparative Rights of Holders of NWLIC Capital Stock and Newco Capital Stock” under “Proposal 1 – Reorganization” of the Proxy Statement/Prospectus are amended and restated in their entirety as follows:

	Rights of Holders of NWLIC Common Stock	Rights of Holders of Newco Common Stock
Amendments to the Bylaws:
Pursuant to NWLIC’s bylaws, the bylaws may be altered, amended or repealed or new bylaws may be adopted by either (i) a majority vote of the board of directors or (ii) the affirmative vote of a majority of the holders of stock entitled to vote on the matter.

Pursuant to Newco’s restated certificate of incorporation and bylaws, the bylaws may be altered, amended or repealed or new bylaws may be adopted by either (i) a majority vote of the board of directors or (ii) the affirmative vote of a majority of the shares of capital stock entitled to vote.

	Rights of Holders of NWLIC Common Stock	Rights of Holders of Newco Common Stock
Special Stockholders’ Meetings:
Under the bylaws, special meetings of the shareholders may be called by the Chairman of the Board of Directors, the President, or the Board of Directors. Under the Colorado Business Corporation Act (“CBCA”), special meetings of shareholders may also be called by shareholders representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

Pursuant to Newco's bylaws, special meetings of stockholders may be called by (i) the Board of Directors, (ii) the Chairman of the Board of Directors, (iii) the President, (iv) the Chief Executive Officer, or (v) the Secretary upon the written request of the record holder(s) of at least 10% of the outstanding shares of Newco's common stock.

	Rights of Holders of NWLIC Common Stock	Rights of Holders of Newco Common Stock
Relevant Business Combination Provisions and Statutes:	The CBCA does not contain any “business combination provisions” which would serve to prevent or delay combinations with “interested shareholders.”
Newco has elected not to be governed by Section 203 of the DGCL, which is an anti-takeover statute. As a result, Newco will not be governed by or subject to the “business combination provision” of the DGCL, which may have served to prevent or delay combinations with “interested stockholders.”

UPDATES TO DOCUMENTS INCORPORATED BY REFERENCE

The subsection entitled “Documents Incorporated by Reference” under “Where You Can Find More Information” of the Proxy Statement is amended and restated in its entirety as follows:

Documents Incorporated by Reference

The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and later information filed with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and all documents subsequently filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering under this prospectus (other than information deemed furnished and not filed in accordance with SEC rules, including Items 2.02 and 7.01 of Form 8-K):

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on March 13, 2015;

●	Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2015, filed with the SEC on May 8, 2015; and

●	Current Reports on Form 8-K filed with the SEC on March 20, 2015, April 6, 2015, and May 8, 2015.

Following the Reorganization described in this proxy statement/prospectus, Newco will become subject to the same informational requirements as NWLIC was prior to the Reorganization, and will file annual, quarterly and special reports, proxy statements and other information with the SEC in accordance with the Exchange Act and the NASDAQ Stock Market pursuant to the Exchange Act and NASDAQ listing rules. NWLIC does not expect to be subject to such requirements following the Reorganization.

* * * *

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under this proxy statement/prospectus or determined if this Proxy Supplement is accurate or adequate. Any representation to the contrary is a criminal offense.

This Proxy/Prospectus Supplement is dated June 12, 2015 and is being made available to NWLIC shareholders on or about June 12, 2015.

ANNEX II

RESTATED CERTIFICATE OF INCORPORATION
OF
NATIONAL WESTERN LIFE GROUP, INC.
(a Delaware corporation)

National Western Life Group, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.     The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 6, 2015.
2.     This Restated Certificate of Incorporation (the “Certificate of Incorporation”) was duly adopted by the Board of Directors of the Corporation and by the stockholders of the Corporation in accordance with Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware (“DGCL”).
3.     The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:
ARTICLE I
NAME
The name of the Corporation is National Western Life Group, Inc.
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV
CAPITALIZATION
A.     Authorized Capital Stock. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 7,700,000, consisting of 7,500,000 shares of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), and 200,000 shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”). Immediately upon filing of this Certificate of Incorporation, each previously authorized, issued, and outstanding share of common stock shall be automatically converted into one (1) share of fully-paid, non-assessable Class A Common Stock.
B.     Class A Common Stock and Class B Common Stock. The powers, preferences, and rights, and the qualifications, limitations and restrictions, of the Class A Common Stock and Class B Common Stock are as follows and as otherwise provided in this Certificate of Incorporation:
1. Equal Status. The Class A Common Stock and Class B Common Stock shall have the same powers, preferences, and rights, except as otherwise provided in this Certificate of Incorporation or required by applicable law.
2. Voting Generally. Except as otherwise provided in this Certificate of Incorporation or required by the laws of the State of Delaware, each holder of Common Stock shall be entitled to vote at all meetings of the stockholders and shall have one vote for each share of Common Stock held by such stockholder, and, except as otherwise provided in this Certificate of Incorporation or required by the laws of the State of Delaware, the Class A Common Stock and the Class B Common Stock shall vote as a single class with respect to all matters submitted to a vote of stockholders of the Corporation.
3. No Cumulative Voting. The holders of the Class A Common Stock and Class B Common Stock shall not have cumulative voting rights (as defined in Section 214 of the DGCL).
4.   Dividends. Subject to any other provisions of this Certificate of Incorporation or the laws of the State of Delaware, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock, or property of the Corporation if, as, and when declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided that, any such dividends or other distributions to be paid on each share of the Class B Common Stock per annum shall be only one-half (1/2) of the dividends or other distributions to be paid on each share of the Class A Common Stock.
5.     Liquidation, Dissolution, and Winding-Up. In the event of any liquidation, dissolution, or winding-up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debt and liabilities of the Corporation, the holders of Common Stock shall be entitled to receive the assets and funds of the Corporation remaining for distribution in proportion to the number of shares held by them, respectively; provided that, any such assets and funds shall be distributed among the Class A Common Stock and Class B Common Stock in the following manner:
(i) the holders of Class A Common Stock shall first receive the par value of their shares;
(ii) the holders of Class B Common Stock shall then receive the par value of their shares; and

(iii) the remaining assets and funds of the Corporation shall then be divided and distributed to and among the holders of all the capital stock of the Corporation in proportion to the number of shares of stock held by each, without preference of any one class of stock over any other class.
ARTICLE V
BOARD OF DIRECTORS
A.  Management by Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by the laws of the State of Delaware or this Certificate of Incorporation required to be done by the stockholders.
B.  Number of Directors. The number of directors shall be fixed from time to time exclusively by resolution of the Board of Directors.
C.  Election of Directors. The holders of the Class A Common Stock, voting as a separate class, shall have the exclusive right to elect such number of directors that constitutes one third (1/3) of the total number of directors constituting the whole Board of Directors, and if one third (1/3) of the total number of directors is not a whole number, then the holders of the Class A Common Stock shall have the exclusive right to elect an additional director for such fractional amount. The holders of the Class B Common Stock, voting as a separate class, shall have the exclusive right to elect the remaining directors.
D.  Removal of Directors. Any director elected by the holders of the Class A Common Stock voting as a separate class or otherwise designated as a Class A director may be removed from office at any time, with or without cause, solely by the affirmative vote of a majority of the holders of the Class A Common Stock then entitled to vote at an election of directors. Any director elected by the holders of the Class B Common Stock voting as a separate class or otherwise designated as a Class B director may be removed from office at any time, with or without cause, solely by the affirmative vote of a majority of the holders of the Class B Common Stock then entitled to vote at an election of directors.
E.  Vacancies. Any vacancy in the Board of Directors of a director elected by the holders of Class A Common Stock voting as a separate class or otherwise designated as a Class A director (a “Class A Vacancy”), whether such vacancy results from death, resignation, retirement, disqualification, removal from office, or other cause, shall be filled only by a majority of the remaining directors so elected by the Class A Common Stock or designated as Class A directors, even if less than a quorum, or by the sole such remaining director, or, if there are no such directors, by the holders of Class A Common Stock, voting as a separate class. Any vacancy in the Board of Directors of a director elected by the holders of Class B Common Stock voting as a separate class or otherwise designated as a Class B director (a “Class B Vacancy”), whether such vacancy results from death, resignation, retirement, disqualification, removal from office, or other cause, shall be filled only by a majority of the remaining directors so elected by the Class B Common Stock or designated as Class B directors, even if less than a quorum, or by the sole such remaining director, or, if there are no such directors, by the holders of Class B Common Stock, voting as a separate class. Any vacancy in the Board of Directors of a director elected by the holders of the Class A Common Stock and the Class B Common Stock voting together as a single class, and not otherwise designated as a Class A or Class B director, shall be filled only by the remaining directors, even if less than a quorum, or by the sole such remaining director. In the event of any vacancy in the Board of Directors resulting from an increase in the number of directors, the Board of Directors shall designate such vacancy as a Class A directorship or Class B directorship in a manner consistent with the Board of Directors composition provided in Section C of this Article V, and each such vacancy shall be filled as provided in this section with respect to a Class A Vacancy or Class B Vacancy, as applicable.
ARTICLE VI
LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS
A.     Limitation of Director Liability. To the fullest extent that the DGCL or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.
B.     Indemnification and Advancement of Expenses. The Corporation may indemnify and provide advancement to persons to the fullest extent permitted by Section 145 of the DGCL or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended.
ARTICLE VII
MATTERS RELATING TO STOCKHOLDERS
A.     No Action by Written Consent. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the bylaws of the Corporation (as in effect from time to time, the “Bylaws”), and no action shall be taken by the stockholders by written consent.
B.     Special Meetings of Stockholders. Special meetings of stockholders of the Corporation may be called by the Board of Directors, by the Chairman of the Board of Directors, and by such persons and as otherwise provided in the Bylaws.
C.     Election of Directors by Written Ballot. Election of directors need not be by written ballot.
D. Business Combinations. The Corporation expressly elects not to be governed by Section 203 of the DGCL.
ARTICLE VIII
AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
AND BYLAWS
A.     Amendments to the Certificate of Incorporation. Notwithstanding any other provisions of this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Article VI, Article VII, or this Article VIII may be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Corporation’s capital stock entitled to vote thereon, voting together as a single class.
Notwithstanding anything to the contrary elsewhere contained in this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, the affirmative vote of the holders of at least seventy five percent (75%) of the voting power of all of the then-outstanding shares of the Class A Common Stock of the Corporation then entitled to vote thereon, voting as a separate class, shall be required to alter, amend, or repeal, or to adopt any provision inconsistent with Sections B.4. and B.5. of Article IV.
B.     Adoption, Amendment, and Repeal of the Bylaws. The Board of Directors is expressly authorized to make, alter, amend, and repeal the Bylaws. Notwithstanding any other provisions of this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no adoption, amendment, alteration, or repeal of the Bylaws by action of stockholders shall be effective unless approved by the affirmative vote of at least a majority of the voting power of all of the then-outstanding shares of the Corporation’s capital stock entitled to vote thereon, voting together as a single class.

[The remainder of this page is intentionally left blank.]

ANNEX III

AMENDED AND RESTATED BYLAWS
OF
NATIONAL WESTERN LIFE GROUP, INC.
ARTICLE I
Offices
Section 1.01.  Registered Office. Unless and until otherwise determined by the Board of Directors of National Western Life Group, Inc. (the “Corporation”), the registered office of the Corporation in the State of Delaware shall be at the office of Corporation Service Company. The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be Corporation Service Company.
Section 1.02.  Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
Meetings of Stockholders
Section 2.01.  Place of Meetings. Meetings of stockholders for any purpose may be held at such time and place, within or without the State of Delaware, as shall be designated from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by the General Corporation Law of the State of Delaware (the “DGCL”).
Section 2.02.  Annual Meetings. If required by applicable law, the annual meeting of stockholders of the Corporation for the election of directors of the Corporation (“Directors”) and for the transaction of such other business as may properly come before such meeting shall be held on such date and at such time as shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors may postpone, reschedule, or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.
Section 2.03.  Special Meetings. Except as otherwise required by applicable law or provided in the certificate of incorporation of the Corporation (as it may be amended and restated from time to time, the “Certificate of Incorporation”) or these Bylaws, special meetings of stockholders for any purpose or purposes, unless otherwise prescribed by applicable law, by the Certificate of Incorporation, or by these Bylaws, may be called by any of (i) the Board of Directors, (ii) the Chairman of the Board of Directors, (iii) the President, (iv) the Chief Executive Officer, or (v) solely to the extent required by this Section 2.03, the Secretary of the Corporation (the “Secretary”). A meeting shall be called by the Secretary upon written request to the Secretary by the record holder or holders of at least 10% of the outstanding shares of common stock of the Corporation (the “Requisite Percentage”) who have complied in full with the requirements set forth in these Bylaws (such request, a “Stockholder Meeting Request”). A special meeting of stockholders may be held at such date, time, and place, if any, within or without the State of Delaware as may be designated from time to time by the Board of Directors; provided, however, that the date of any such special meeting called upon the receipt of a Stockholder Meeting Request shall be not more than 90 days after the Special Meeting

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Request is received by the Secretary. In fixing a date, time, and place, if any, for any special meeting of stockholders, the Board of Directors may consider such factors as it deems relevant, including without limitation, the nature of the matters to be considered, the facts and circumstances related to any request for a meeting, and any plan of the Board of Directors to call an annual meeting or special meeting. The Board of Directors may postpone, reschedule, or cancel any special meeting of stockholders previously scheduled by the Board of Directors.
A Stockholder Meeting Request shall be delivered to the Secretary and shall be signed by each stockholder of record, or a duly authorized agent of such stockholder, requesting the special meeting and by each of the beneficial owners, if any, on whose behalf the Stockholder Meeting Request is being made. The Stockholder Meeting Request shall be accompanied by a written notice setting forth the information required by paragraph (A)(3) of Section 2.13 of these Bylaws as to the business proposed to be conducted at the special meeting and as to the stockholder(s) proposing such business and/or as to any nominations proposed to be presented at the special meeting and as to the stockholder(s) proposing such nominations. In addition to the foregoing, a Stockholder Meeting Request must include (x) documentary evidence of the number of shares of common stock owned by the requesting stockholder(s) as of the date on which the Stockholder Meeting Request is delivered to the Secretary, provided that, if the stockholder submitting the Stockholder Meeting Request is not the beneficial owner of such shares, then to be valid, the Stockholder Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Stockholder Meeting Request, such documentary evidence must be delivered to the Secretary within 10 days after the date on which the Stockholder Meeting Request is delivered to the Secretary) of the number of shares of common stock owned by the beneficial owner(s) as of the date on which the Stockholder Meeting Request is delivered to the Secretary; (y) an acknowledgment of the requesting stockholder(s) that any disposition by such stockholder(s) after the date of the Stockholder Meeting Request of any shares of the Corporation’s common stock shall be deemed a revocation of the Stockholder Meeting Request with respect to such shares and that such shares will no longer be included in determining whether the Requisite Percentage has been satisfied; and (z) a commitment by such stockholder(s) to continue to satisfy the Requisite Percentage through the date of the requested special meeting of stockholders and to notify the Corporation upon any disposition of any shares of the Corporation’s common stock. The requesting stockholder(s) shall certify in writing on the day prior to the requested special meeting of stockholders as to whether the requesting stockholder(s) continues to satisfy the Requisite Percentage. In addition to the foregoing, the requesting stockholder(s) shall promptly provide any other information reasonably requested by the Corporation.
In determining whether a special meeting of stockholders has been requested by the record holders of shares representing in the aggregate at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting, in each case as determined by the Board of Directors (which, if such purpose is the nominating of a person or persons for election to the Board of Directors, will mean that the exact same person or persons are nominated in each relevant Stockholder Meeting Request), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within 60 days of the earliest dated Special Meeting Request. A stockholder may revoke a Special Meeting Request at any time by written revocation delivered to the Secretary. If, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the special meeting. If none of the requesting stockholder(s) who submitted the Special Meeting Request appears or sends a qualified representative to present the matters to be presented for consideration that were specified in the Stockholder Meeting Request, the Corporation need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

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At any special meeting requested by stockholders, the business transacted shall be limited to the purpose(s) stated in the Stockholder Meeting Request; provided, however, that the Board of Directors shall have the authority in its discretion to submit additional matters to the stockholders and to cause other business to be transacted. Notwithstanding the foregoing provisions of this Section 2.03, a special meeting of stockholders requested by stockholders shall not be held if (i) the business specified in the Special Meeting Request is not a proper subject for stockholder action under applicable law (as determined by the Board of Directors), (ii) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Secretary receives the Stockholder Meeting Request and the Board of Directors determines that the business of such meeting includes (among any other matters properly brought before the annual meeting) the business specified in the Stockholder Meeting Request, (iii) the Stockholder Meeting Request is received by the Secretary during the period commencing 90 days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders, (iv) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 90 days prior to receipt by the Secretary of the Stockholder Meeting Request (and, for purposes of this clause (iv), the nomination, election, or removal of Directors shall be deemed a “Similar Item” with respect to all items of business involving the nomination, election, or removal of Directors, the changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships), or (v) the Stockholder Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law.
Section 2.04.  Notice. Whenever stockholders are required or permitted to take action at a meeting, a written notice of the meeting of stockholders shall be given stating the place, if any, date and time of such meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining stockholders entitled to vote at the meeting or any adjournment thereof (if such record date is different from the record date for determining the stockholders entitled to notice of the meeting), and, in the case of a special meeting, the purpose or purposes for which such meeting is to be held. Except as otherwise required by applicable law or provided in the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given to each stockholder entitled to notice of the meeting as of the record date for determining stockholders entitled to notice of the meeting, not less than 10 nor more than 60 days before the date of such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If, prior to the time of transmittal of notice, the Secretary shall have received from any stockholder a written request that notices intended for such stockholder are to be transmitted to some address other than the address that appears on the records of the Corporation, notices intended for such stockholder shall be transmitted to the address designated in such request.
Whenever notice is required to be given under any statute or the Certificate of Incorporation or these Bylaws to any stockholder to whom (1) notice of two consecutive annual meetings, and all notice of meetings to such person during the period between such two consecutive annual meetings or (2) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve month period, have been mailed addressed to such person at his or her address as shown on the records of the Corporation and have been returned because undeliverable, the giving of notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his or her then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate

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under any of the other sections of the DGCL, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this Section 2.04.
Section 2.05. Waiver of Notice. Any waiver of notice of any annual or special meeting of stockholders given by the stockholder entitled to notice, whether before or after such meeting, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any meeting of stockholders need be specified in any waiver of notice thereof. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when such stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 2.06. Adjournments. Any stockholders’ meeting, annual or special, whether or not a quorum (as defined in Section 2.07 hereinafter) is present, may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the date, time, and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date for determining stockholders entitled to vote is fixed for the adjourned meeting, a notice of the adjourned meeting in accordance with the requirements of Section 2.04 hereof shall be given to each stockholder entitled to vote thereat. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.
Section 2.07.  Quorum. Except as otherwise required by applicable law or provided in the Certificate of Incorporation or these Bylaws, at each meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting; provided that, where a separate vote by a class or series of the Corporation’s stock is required for any matter, a quorum shall consist of the holders of a majority of the outstanding shares of such class or series entitled to vote with respect to such matter, present in person or represented by proxy. If, however, such quorum shall not be present in person or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, may, by a majority in voting power thereof, adjourn the meeting from time to time in accordance with Section 2.06 of these Bylaws until a quorum shall be present in person or represented by proxy. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
Section 2.08.  Voting. Except as otherwise required by applicable law or provided in the Certificate of Incorporation or these Bylaws, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share, regardless of class, held by such stockholder that has voting power upon the matter in question. All matters presented to the stockholders at a meeting at which a quorum is present, other than the election of Directors, shall be decided by the affirmative vote of the holders of a majority of the shares of stock present in person or represented by proxy at the meeting and entitled to vote on the matter, except where a different vote is otherwise required by applicable law, the Certificate of Incorporation, these Bylaws, or the rules or regulations of any stock exchange applicable to the Corporation, and in which case such required vote shall be the required vote on such matter. Where a separate vote by a class or series or classes or series of the Corporation’s stock is required by applicable law or provided in the Certificate of Incorporation or these Bylaws on any matter other than the election of Directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series. Directors shall be elected by a plurality of the votes of the shares of stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors; provided that, with respect to the election of any Directors entitled to be elected by a particular class or series of the Corporation’s stock, such Directors shall be elected by a plurality

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of the votes of the shares of such class or series of stock present in person or represented by proxy at the meeting and entitled to vote on the election of such Director or Directors.
Section 2.09.  Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. Such proxy shall be filed with the Secretary prior to or at such meeting of stockholders, as the Board of Directors may require. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.
Section 2.10. Organization. Meetings of stockholders shall be presided over by the Chairman, if any, or in his or her absence by the Vice Chairman of the Board of Directors, if any, or in his or her absence by the Chief Executive Officer, or in his or her absence by the President, or in his or her absence by a Vice President or Senior Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 2.11. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by applicable law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.11 or to vote in person or by proxy at any meeting of stockholders.
Section 2.12. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting of stockholders, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures

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for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The chairman of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the participants of the meeting that a nomination or matter or business was not properly brought before the meeting and if such chairman should so determine, such chairman shall so declare to the participants of the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 2.13. Notice of Stockholder Business and Nominations.
(A)    Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any duly authorized committee thereof or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 2.13 is delivered to the Secretary, who is entitled to vote at the meeting and upon such election or proposed business and who complies with the notice procedures set forth in this Section 2.13.
(2)    For any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 2.13, the stockholder must have given timely notice thereof in writing to the Secretary and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(3) Such stockholder’s notice required by paragraph (A)(2) of this Section 2.13 shall set forth: (a) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement, or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement, or understanding (including any derivative

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or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (v) with respect to a nomination, any material interest of such stockholder and/or such beneficial owner, if any, in such nomination, (vi) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vii) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock, and class or series of such capital stock, required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, and (viii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (b) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, address and principal occupation of such person, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such person, (iii) a description of any agreement, arrangement, or understanding with respect to the nomination entered into by such person and any others acting in concert with such person, (iv) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such person, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such person, with respect to securities of the Corporation, (v) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder, (vi) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (vii) such person’s written representation that such person (A) is not and will not become a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, in each case in connection with candidacy, election or service as a director of the Corporation other than agreements providing only for indemnification and/or reimbursement of out-of-pocket expenses in connection with candidacy or election as a director (but not, for the avoidance of doubt, in connection with service as a director) or any pre-existing employment agreement a candidate has with his or her employer (not entered into in contemplation of the employer’s investment in the Corporation or such employee’s candidacy as a director), (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question and (C) if elected as a director of the Corporation, will comply with all policies and guidelines of the Corporation that are applicable to directors of the Corporation; and (c) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in

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such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.
(4)    Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 2.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (A)(2) of this Section 2.13 and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(B)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any duly authorized committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.13 is delivered to the Secretary, who is entitled to vote at the meeting and with respect to such directorship(s) subject to election, and who complies with the notice procedures set forth in this Section 2.13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors and with respect to such directorship(s) subject to election may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder provides written notice setting forth the information required by paragraph (A)(3) of this Section 2.13 and delivers such notice to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder who has nominated persons for election to the Board of Directors pursuant to a Special Meeting Request in accordance with Section 2.03 is not required to separately satisfy the requirements of this paragraph (B) of Section 2.13 with respect to such nomination.
(C)    General. (1) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 2.13 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.13. Except as otherwise provided by applicable law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or

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votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (A)(3)(a)(vii) of this Section 2.13) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.13, unless otherwise required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.13, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
(2)    A stockholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.13 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting or special meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such annual meeting or special meeting.
(3) For purposes of this Section 2.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(4)    Notwithstanding the foregoing provisions of this Section 2.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.13; provided however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.13 (including paragraphs (A)(1)(c) and (B) hereof), and compliance with paragraphs (A)(1)(c) and (B) of this Section 2.13 shall be the exclusive means for a stockholder to make nominations or submit business other than nominations (other than as provided in Section 2.03). Nothing in this Section 2.13 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (b) of the holders of any class or series of capital stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
Section 2.14. Inspectors of Election. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be officers, employees or agents of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties

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of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares and class or series of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares and class or series of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares and class or series of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by applicable law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.
ARTICLE III
Board of Directors
Section 3.01.  General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by applicable law, the Certificate of Incorporation, or these Bylaws required to be exercised or done by the stockholders.
Section 3.02.  Number and Term. Subject to the rights of the holders of any class or series of stock then outstanding, and except as otherwise provided in the Certificate of Incorporation, the number of Directors shall be determined from time to time by the Board of Directors.  Directors need not be stockholders. Except as otherwise provided in the Certificate of Incorporation or these Bylaws, the Directors shall be elected at the annual meeting of the stockholders for a term expiring at the next annual meeting of the stockholders. Each Director elected shall hold office until such Director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.
Section 3.03. Resignation. Any Director may resign from the Board of Directors or any committee thereof at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairman, if any, or the Secretary and, in the case of a committee, to the committee chair of such committee, if any. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.
Section 3.04.  Removal. Except as otherwise provided in the Certificate of Incorporation or these Bylaws, any Director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares of stock then entitled to vote at an election of directors; provided, however, that, whenever the holders of any class or classes of stock or series thereof are entitled by the Certificate of Incorporation to elect one or more Directors, any Directors so elected may be removed from office at any time, with or without cause, solely by the affirmative vote of a majority of the holders of such class or classes of stock or series then entitled to vote at an election of directors.
Section 3.05. Vacancies and Newly Created Directorships. Except as otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies and newly created directorships resulting from any increase in the number of Directors or from any other cause (other than any Directors elected or designated in the manner described in the next sentence) may be filled by, and only by, a majority of the Directors then in office, although less than a quorum, or by the sole remaining Director. Whenever the holders of any class or classes of stock or series thereof are entitled by the Certificate of Incorporation to elect one or more Directors, vacancies and newly created directorships of such class or classes or series may be filled by, and

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only by, a majority of the directors in office elected by such class or classes or series or designated as directors of such class or classes or series, even if less than a quorum, or by the sole remaining director so elected or designated, or, if there are no such directors, by a vote of the holders of such class or classes or series, voting as a separate class. Any Director chosen to fill a vacancy or a newly created directorship shall have a term expiring at the next annual meeting and shall hold office until such Director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the authorized number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
Section 3.06.  Place of Meetings. Directors of the Corporation may hold their meetings, both regular and special, at such places either within or without the State of Delaware as the Board of Directors may determine.
Section 3.07.  Regular Meetings. The first meeting of each newly-elected Board of Directors shall be held without further notice as soon as practicable after each annual meeting of stockholders, unless the Board of Directors shall have transacted all such business by written consent pursuant to Section 3.12 hereof. Other regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.
Section 3.08.  Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Secretary, or by a majority of the Board of Directors.
Section 3.09. Notice of Meetings. Notice of each regular meeting of the Board of Directors held pursuant to this Section 3.09 on a date and at a time previously furnished to the Board of Directors shall not be required. Notice of each special meeting of the Board of Directors shall be given by the Secretary or the person calling the meeting at least twenty-four hours before the special meeting. Notice may be given in writing and delivered personally or mailed to the Directors at their addresses appearing on the books of the Corporation, by telecopier, by telephone, or by other means of electronic transmission. A waiver of notice, whether in writing or by electronic transmission, signed by the Director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in any waiver of notice thereof. Attendance of a Director at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when such Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened.
Section 3.10.  Quorum. At all meetings of the Board of Directors, the presence of a majority of the total number of Directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the Directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board of Directors, except as otherwise expressly required by applicable law, the Certificate of Incorporation, or these Bylaws. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
Section 3.11. Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more Directors. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he,

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she or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member. Any committee of the Board of Directors, to the extent permitted by applicable law and to the extent provided in the resolution of the Board of Directors designating such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation, if any, to be affixed to all papers that may require it.
Section 3.12. Directors’ Consent in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, without prior notice, and without a vote, if a consent in writing or by electronic transmission, setting forth the action so taken, shall be signed by all the members of the Board of Directors or such committee and such consent is filed with the minutes of the proceedings of the Board of Directors or such committee.
Section 3.13. Action by Means of Telephone or Similar Communications Equipment. Any one or more members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
Section 3.14.  Compensation. Directors, by resolution of the Board of Directors, shall receive a fixed sum, and expenses of attendance if any, for attendance at each regular or special meeting of the Board of Directors and, in addition thereto, may receive a retainer for their services, the amount to be authorized by resolution of the Board of Directors; provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.
Section 3.15. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
Section 3.16.  Chairman of the Board of Directors. The Chairman of the Board of Directors shall have the power to call special meetings of stockholders, to call special meetings of the Board of Directors, and, if present, to preside at all meetings of stockholders and all meetings of the Board of Directors. The Chairman shall see that all orders and resolutions of the Board of Directors are carried into effect and shall perform such other duties incident to the office of Chairman and shall perform all such other duties and have

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such other powers as may from time to time be assigned to him or her by the Board of Directors or these Bylaws.
ARTICLE IV
Officers
Section 4.01.  Officers. The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, and a Treasurer. The Board of Directors may also elect a Chief Financial Officer, Chief Operating Officer, one or more Vice Presidents or Senior Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as the Board of Directors may determine.  Any two or more offices may be held by the same person, except that the offices of President and Secretary shall not be held by the same person.
Section 4.02.  Election; Term; Removal. The officers of the Corporation shall be elected by the Directors. Each officer of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal from office.  Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the vote of the Board of Directors.  Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairman, the Chief Executive Officer, the President, or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board of Directors, the Chairman, the Chief Executive Officer, the President or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.
Section 4.03. Authority and Duties. All officers shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or by resolution of the Board of Directors and, to the extent not so provided, as generally pertains to their respective offices, subject to the control of the Board of Directors.
Section 4.04.  Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.
Section 4.05.  Chief Executive Officer. The Chief Executive Officer, in the absence or disability of the Chairman of the Board of Directors, shall perform the duties and exercise the powers of the Chairman of the Board of Directors. The Chief Executive Officer of the Corporation shall have general and active management responsibilities of the business and affairs of the Corporation and shall perform such other duties incident to the office of the Chief Executive Officer and shall perform all such other duties and have such other powers as may from time to time be assigned to him or her by the Board of Directors or these Bylaws. Subject to the orders and resolutions of the Board of Directors, the Chief Executive Officer shall have authority to execute any deed, conveyance, mortgage, guarantee, lease, obligation, bond, certificate, contract, or other paper or instrument of the Corporation; to execute certificates for shares of stock of the Corporation; and to have general charge of the property of the Corporation and to supervise and direct all officers, agents, and employees of the Corporation.
Section 4.06.  The President. The President, in the absence or disability of the Chief Executive Officer to perform the duties and exercise the powers of the Chairman of the Board of Directors, shall perform the duties and exercise the powers of the Chairman of the Board of Directors.  The President shall be the principal administrative officer of the Corporation, subject to the direction and approval of the Chief Executive Officer, and shall be responsible for the implementation of the details of managing the administrative affairs

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of the Corporation, and shall perform such other duties incident to the office of the President and shall perform all such other duties and have such other powers as may from time to time be assigned to him or her by the Board of Directors, the Chief Executive Officer, or these Bylaws. Subject to the direction of the Board of Directors and the Chief Executive Officer, the President shall have authority to execute any deed, conveyance, mortgage, guarantee, lease, obligation, bond, certificate, contract, or other paper or instrument of the Corporation; to execute certificates for shares of stock of the Corporation; and to have general charge of the property of the Corporation and to supervise and direct all officers, agents, and employees of the Corporation (other than the Chief Executive Officer).
Section 4.07.  Vice Presidents. Each Vice President, Senior Vice President, or Assistant Vice President shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer or President may from time to time delegate to him or her.
Section 4.08.  Secretary. The Secretary shall, to the extent practicable, attend all meetings of the Board of Directors and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose.  He or she shall give, or cause to be given, notice of all meetings of the stockholders and shall perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer, or President, under whose supervision the Secretary shall be.  The Secretary shall keep in safe custody the minute book and the seal of the Corporation, if any, and affix the seal, if any, to any instrument requiring it, and, when so affixed, it shall be attested by his or her signature or by the signature of the Treasurer or an Assistant Secretary.
Section 4.09.  Assistant Secretaries. Each Assistant Secretary shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer or President may from time to time delegate to such person. An Assistant Secretary shall generally assist the Secretary and perform such other duties as the Board of Directors or the Secretary shall prescribe, and, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary.
Section 4.10.  Treasurer. The Treasurer shall have the custody of the corporate funds and securities, and shall keep full and accurate accounts of receipts and disbursements of the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer or President and Directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties incident to the office of the Treasurer and shall perform all such other duties and have such other powers as may from time to time be assigned to him or her or them by the Board of Directors or these Bylaws.
Section 4.11.  Assistant Treasurers. Each Assistant Treasurer shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer or President may from time to time delegate to him or her. An Assistant Treasurer shall generally assist the Treasurer and perform such other duties as the Board of Directors or the Treasurer shall prescribe, and, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer.
ARTICLE V
Stock and Stock Certificates
Section 5.01.  Stock Shares With and Without Certificates. (A) Shares shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all

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of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by certificate until such certificate is surrendered to the Corporation. The Corporation is hereby authorized to issue any and all of its shares, classes, or series, with or without certificates.
(B) Certificated Shares.  To the extent that shares are represented by certificates, such certificates shall be in such form or forms as shall be approved by the Board of Directors. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued.  Each certificate shall state on the face thereof the holder’s name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value. The certificate shall be signed by or in the name of the Corporation by the Chief Executive Officer, the President, or any Vice President or Senior Vice President and by the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer certifying the number of shares owned by such holder in the Corporation. Any or all of the signatures on a certificate may be a facsimile. In the event any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be an officer, transfer agent or register of the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue. The certificate may also be sealed with the seal of the Corporation, if any, or a facsimile thereof.
Section 5.02.  Lost Certificates. The Corporation may issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen, or destroyed, upon the surrender of the mutilated certificate or, in the case of loss, theft, or destruction of the certificate, upon satisfactory proof of such loss, theft, or destruction, and the Board of Directors or the transfer agents and registrars may, in their discretion, require the record holder of the shares or his or her legal representative to give the Corporation a bond sufficient to indemnify the Corporation and applicable transfer agents and registrars against any claim made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.
Section 5.03.  Transfer of Shares. Registration of transfers of shares shall be made only on the books of the Corporation upon request of the registered holder of such shares, or of his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and, if the shares are represented by certificates, upon the surrender of the certificate or certificates evidencing such shares properly endorsed or accompanied by a stock power duly executed, together with such proof of the authenticity of signatures as the Corporation may reasonably require. Upon surrender to the Corporation, or the transfer agent of the Corporation, of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.
Section 5.04.  Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
Section 5.05. Fixing Date for Determination of Stockholders of Record. (a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by applicable law, not be more than 60 nor less than 10 days before the

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date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than 60 days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
ARTICLE VI
General Provisions
Section 6.01.  Fiscal Year. The fiscal year of the Corporation begins with January 1 and ends with December 31, or as otherwise determined by the Board of Directors from time to time.
Section 6.02.  Dividends. Subject to any restrictions required by applicable law and subject to any rights and preferences of any series or class of the capital stock as set forth in the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, except as otherwise provided by the laws of the State of Delaware or the Certificate of Incorporation.
Section 6.03.  Seal. The Corporation may adopt a corporate seal, which shall have inscribed thereon the name of the Corporation and the words “Corporate Seal.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.
ARTICLE VII
Indemnification
Section 7.01. Right to Indemnification. Subject to Section 7.03 of these Bylaws, the Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter by amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), including, but not limited to, serving as a witness without being named a defendant or respondent, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all liability and loss suffered (including, but not limited to, judgments, penalties, fines, excise taxes, and amounts paid in settlement) and expenses (including attorneys’ fees) reasonably incurred by such Covered Person.

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Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.
Section 7.02. Right to Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that (i), to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VII or otherwise and (ii) such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of a written affirmation by such Covered Person of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Corporation under this Article VII.
Section 7.03. Success on the Merits or Otherwise. To the extent that a Covered Person has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 7.01 of these Bylaws, or in defense of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such Covered Person in connection therewith.
Section 7.04. Requirement to Authorize Indemnification in each Specific Case. Any indemnification under Section 7.01 of these Bylaws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 145 of the DGCL. Such determination shall be made, with respect to a Covered Person: (i) by a majority vote of the Directors who are not parties to such Proceeding, though less than a quorum, (ii) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum, (iii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders of the Corporation.
Section 7.05. Right of Indemnitee to Bring Suit. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VII is not paid in full within 30 days after the Corporation has received a claim therefor by the Covered Person, such Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, such Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by applicable law. In any such action, the Corporation shall have the burden of proving that the person seeking indemnification or advancement of expenses is not entitled to the requested indemnification or advancement of expenses under applicable law.
Section 7.06. Nonexclusive Rights. The rights conferred on any Covered Person by this Article VII shall not be deemed exclusive of any other rights to which such Covered Person may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested Directors or otherwise.
Section 7.07. General Provisions. (a) For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers, employees or agents so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at

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the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.
(b) For purposes of this Article VII, references to “other enterprises” shall include employee benefit plans; and references to “serving at the request of the Corporation” shall include any service as a Director, officer, employee or agent of the Corporation that imposes duties on, or involves service by, such Director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.
(c) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrator of such a person.
(d) Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of a Proceeding for which indemnification or advancement of expenses is sought.
(e) The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.
Section 7.08. Indemnification of Employees and Agents of Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of Directors and officers of the Corporation.
Section 7.09. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of Section 145 of the DGCL.
Section 7.10.  Continuing Offer, Reliance, etc.  The provisions of this Article VII (i) are for the benefit of, and may be enforced by, each Director and officer of the Corporation, the  same as if set forth in their entirety in a written instrument duly executed and delivered by the Corporation and such Director or officer and (ii) constitute a continuing offer to all present and future Directors and officers of the Corporation.  The Corporation, by its adoption of these Bylaws, acknowledges and agrees that each present and future Director and officer of the Corporation has relied upon and will continue to rely upon the provisions of this Article VII in accepting and serving in any of the capacities referred to in this Article VII.

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ARTICLE VIII
Amendments
Section 8.01.  By Stockholders. Unless otherwise provided in the Certificate of Incorporation, any bylaw (including these Bylaws) may be adopted, amended, altered or repealed, and new bylaws made, by the Corporation’s stockholders solely by the vote of the holders of at least a majority of the shares of the Corporation’s capital stock entitled to vote, voting together as a single class.
Section 8.02.  By Directors. Unless otherwise provided in the Certificate of Incorporation, any bylaw (including these Bylaws) may be adopted, amended, altered or repealed, and new bylaws made, by the Board of Directors.

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